Fees Summary	Oct. 29, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 22,462,500.00
Previously Paid Amount	2,977.78
Total Fee Amount	3,056.08
Total Offset Amount	0.00
Net Fee	$ 78.30